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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                Date of Report (Date of Earliest Event Reported):
                                 OCTOBER 7, 2004
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                            KMART HOLDING CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                       000-50278                 32-0073116
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)



3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                              48084
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (248) 463-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01. AMENDMENT OF A MATERIAL DEFINITIVE AGREEMENT.

         On October 7, 2004, we amended and restated our Credit Agreement, dated as of May 6, 2003, among Kmart Corporation, as Borrower, the other Credit Parties signatory thereto, as Credit Parties, the Lenders signatory thereto, from time to time, as Lenders, and General Electric Capital Corporation, as Administrative Agent, Co-Collateral Agent and Lender, GECC Capital Markets Group, Inc., as Co-Lead Arranger and Co-Book Runner, Fleet Retail Finance Inc., as Co-Syndication Agent, Co-Collateral Agent and Lender, Fleet Securities, Inc., as Co-Lead Arranger and Co-Book Runner, Bank of America, N.A., as Co-Syndication Agent and Lender, Banc of America Securities LLC, as Co-Lead Arranger and Co-Book Runner, GMAC Commercial Finance LLC, as Co-Documentation Agent and Foothill Capital Corporation, as Co-Documentation Agent, as amended and restated (the "Amended Credit Agreement"). The primary purpose of the amendment is to remove the $200 million synthetic term loan portion of the facility. As a result, the facility costs that Kmart is required to pay will be reduced. The Amended Credit Agreement is effective as of October 7, 2004.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 11, 2004
                                       KMART HOLDING CORPORATION


                                       By: /s/ James F. Gooch
                                           ------------------------------
                                       Name:   James F. Gooch
                                       Title:  Vice President, Controller